UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2018

NASCENT BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55299	45-0612715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 21ST Street, Suite 300, Vero Beach, FL	32960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 961-5656

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On November 5, 2018, the Company resubmitted the requested data and answers to questions posed by the United States Federal Drug Administration (the “FDA”) for its Investigational New Drug (IND) application for its human monoclonal antibody. Subject to its clearance by the FDA, the Company plans to immediately move into Phase 1 Clinical Studies.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASCENT BIOTECH, INC.

Date: November 5, 2018	By:	/s/ Sean Carrick
Sean Carrick
President

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